SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Check the appropriate box:

                     [ X ] Preliminary Information Statement

                [ ] Confidential, For Use Of The Commission Only
                       (as permitted by Rule 14c-5(d)(2))

                       [ ]Definitive Information Statement

                               SYNERGY BRANDS INC.
                (Name of Registrant as Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                [ ] Fee computed on table below per Exchange Act
                           Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of
                  transaction computed pursuant to Exchange Act
                  Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4) Proposed maximum aggregate value of transaction:

                               5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

                [ ] Check box if any part of the fee is offset as
                  provided by Exchange Act Rule 0-11(a)(2) and
                identify the filing for which the offsetting fee
        was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           1) Amount Previously Paid:

                2) Form, Schedule or Registration Statement No.:

                                3) Filing Party:

                                 4) Date Filed:

                               SYNERGY BRANDS INC.
                               40 UNDERHILL BLVD.
                                SYOSSET, NY 11791
                                 (516) 682-1980
                   Information Statement Relating To Action By
                    Written Consent Of Majority Stockholders
                            ------------------------

Dear Stockholder:

     On or about February 2001, stockholders holding of record a majority of the outstanding stock of Synergy Brands Inc., (the "Company") consented to a reverse split of the Company's common stock, authorizing the Company's Board of Directors in their discretion to implement the reverse split in one of four categories to wit two for one, three for one, four for one or five for one share splits, such discretion to be employed by the Company's Board of Directors choosing to file and effectuate one of four possible Amendments to the Company's Certificate of Incorporation by filing such instrument with the Office of Secretary of State in the Company's domicile State of Delaware, copies of which alternative Amendments are included herewith as Exhibits. Your consent is not required and is not being solicited in connection with these actions. Pursuant to Section 228 of the Delaware General Corporation Law, you are hereby being provided with notice of the approval by less than the unanimous written consent of the eligible voting stockholders of the Company. Pursuant to the Securities Exchange Act of 1934, you are hereby being furnished with an Information Statement relating to the Company's actions.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.



                                     Sincerely,

                                     /S/Mair Faibish
                                     ---------------
                                        Mair Faibish
                                        Chief Executive Officer

                               SYNERGY BRANDS INC.
                               40 UNDERHILL BLVD.
                                SYOSSET, NY 11791
                                 (516) 682-1980
                            ------------------------

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
       PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR
                           INFORMATION PURPOSES ONLY.

     The Approximate Date of Mailing of this Information Statement is March 22, 2001.

     This Information Statement is being furnished by Synergy Brands Inc. (the "Company") in connection with actions taken by consent of a majority of the stockholders (the "Written Consent"), a copy of which is annexed hereto as Exhibit "1". By February 2001, the Company's stockholders holding a majority of the Company's outstanding stock had returned consents approving the transactions generally described below:

     1. Authorizing a reverse stock split of the Company's outstanding Common Stock, to decrease the outstanding common stock designed to increase the per share market value, of the Company's stock and to maintain the Company's NASDAQ listing.

     2. Approve Amendment to the Certificate of Incorporation of the Company to effectuate and implement the referenced reverse stock split.

     3. Approving such other actions as the directors of the Company deem necessary and appropriate to carry out the intent and purposes of the foregoing resolutions.

     The actions taken by the Written Consent are expected to be effective twenty-one (21) days (approximately April 13, 2001) after this Notice and attached Information Statement are mailed to all stockholders of the Company.

     All necessary corporate Shareholder approvals in connection with the matters referred to herein have been obtained, and the implementation of the approved reverse split is subject only to adoption by the Company's Board of Directors and, when so adopted the filing of the appropriate chosen Amendment to the Company's Certificate of Incorporation in one of the formats as included herewith as an Exhibit. The accompanying Information Statement is furnished to all stockholders of record of the Company pursuant to Section 14 (c) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder solely for the purpose of informing the stockholders of these corporate actions before they take effect.

     Pursuant to Section 228 of the Delaware General Corporation Law, stockholders of record of the Company as of January , 2001, the date on or about which the Written Consent was signed by the holders of not less than a majority of the issued and outstanding shares of the Company's Common Stock, are entitled to receive this Information Statement and Notice of Taking of Corporate Action Without a Meeting by Written Consent.

     The Company has asked brokers and other custodians and fiduciaries to forward this Information Statement to the beneficial owners of the Shares held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

     The executive offices of the Company may be contacted at 40 Underhill Blvd., Syosset, New York 11791. All holders of record of the shares at the close of business on January , 2001, will receive this Information Statement.

                                  REVERSE SPLIT

GENERAL

     Stockholders owning of record a majority of the outstanding stock of the Company have considered and voted upon and adopted a proposal providing for a Reverse Split of the common stock (the "Common Stock") of Synergy Brands Inc. (the "Company"). The extent in terms of how sizeable the Reverse Split shall be was authorized by such Shareholder Consent to be left to the discretion of the Company's Board of Directors to their decision to be made by deciding on a choice between adoption of one of four possible Amendments to the company's
Certificate of Incorporation, copies of which alternative Amendments are included herewith as Exhibits. The four possible variations which the Company's Board of Directors are to choose from are Reverse Splits of either 2 for 1, 3 for 1, 4 for 1 or 5 for 1 shares. The Company's Board of Directors was also authorized to cancel such Reverse Split at any time prior to the filing of the Amendment with the Secretary of State's office in the Company's domicle State of Delaware. The Company's Board of Directors was also authorized to approve, implement and effectaute the Reverse Split by making their choice as to which Amendment to implement only within 60 days of the date of the subject
Shareholder Approval, and if not accomplished within such time period the Reverse Split shall then be subject to further Shareholder approval. The Reverse Split will be effectuated by an amendment to the Company's Certificate of Incorporation (the "Reverse Split Amendment") in one of the formats as are contained in the Exhibits to this Information Statement, which Exhibits are incorporated by reference herein. The Reverse Split Amendment will become effective no earlier than twenty one days subsequent to the approximated date of mailing this Information Statement as stated at the outset hereof and upon its filing with the Secretary of State of Delaware (the "Effective Date"). Fractional shares of Common stock will not be issued as a result of the Reverse Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will, instead, receive from the Company a cash payment in United States dollars equal to such fraction multiplied by the average closing price of the Common Stock on the NASDAQ Small Cap Market for the five trading days immediately preceding the Effective Date.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Reverse Split Amendment will amend Article Fourth of the Certificate of Incorporation to add a new section to the end thereof providing for the Reverse Split. At the Effective Date, without further action on the part of the Company or the Company's stockholders, each share of Common Stock will be converted into a fraction of a share of Common Stock where the numerator is one and the denominater is equal to the number of pre-split shares to be reduced and surrendered in exchange for one post-split share as dictated by the terms of the Amendment chosen by the Company's Board of Directors from the choices as provided in the forms of Amendment included herewith as Exhibits. The Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware.

     The vote for the Reverse Split proposal included authorization of the Company's Board of Directors not to file or to delay the filing of the Reverse Split Amendment in the event that the Board of Directors determines that filing the Reverse Split Amendment would not be in the best interest of the Company's stockholders. Factors leading to such determination could include, without limitation, any possible effect on NASDAQ listing or future securities offerings (see "Reasons for the Reverse Split" infra).

VOTE NEEDED FOR APPROVAL

     The proposed Reverse Split and the related amendment to the Company's Certificate of Incorporation must be and were approved by the holders of at least a majority of the outstanding shares of the Company's Common Stock. The stockholders of the Company approved the Reverse Split pursuant to the Written Consent annexed hereto as Exhibit 2 and incorporated herein by reference.

     THE BOARD OF DIRECTORS ARE EXPECTED TO APPROVE IMPLEMENTATION OF THE DESCRIBED REVERSE SPLIT BY ADOPTING A RESOLUTION SETTING FORTH THE PROPOSED REVERSE SPLIT AMENDMENT IN THE FORM ATTACHED HERETO AS EXHIBIT 3 AND INCORPORATED HEREIN BY REFERENCE, AND RECOMMENDED THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSED AMENDMENT.

EFFECT OF THE PROPOSED REVERSE SPLIT

     Upon thefiling of the Reverse Split Amendment, the Reverse Split will be deemed effective, and each certificate representing shares of the Company's pre-split common stock, will be deemed automatically, without any action by the stockholders, to represent a fraction of the number of pre-split shares of common stock the size of which will depend on which of the Amendments is adopted by the Company's Board of Directors; provided, however, that no fractional new shares will be issued as a result of the Reverse Split. In lieu of fractional interests, a stockholder will receive cash equal to the average closing price of the Company's common stock for the five (5) trading days following the Effective Date multiplied by that fractional interest. After the Reverse Split becomes effective, stockholders will be asked to surrender stock certificates representing the old shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the new shares will be issued, along with cash representing any fractional interest, and forwarded to stockholders. However, each certificate representing old shares will continue to be valid, and represent new shares equal to the lesser number of shares resulting from the Reverse Split.

     The proposed Reverse Split will be effected by means of an amendment to the Certificate of Incorporation of the Company. Under Delaware law, no appraisal rights are available to dissenting shareholders. Each stockholder who owns fewer than an amount of pre-split shares which is a whole multiple of the number of shares to be surrendered in the Reverse Split in exchange for one resulting post-split share will have any resulting fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares", infra. The interest of such stockholder in the Company to the extent of such fractional shares will thereby be terminated, and such stockholder will have no right to share in the assets or future growth of the Company to the extent previously applicable to such fractional shares. Each shareholder who owns shares of Common Stock which is a whole multiple of the number of shares to be surrendered in the Reverse Split in exchange for one resulting post-split share will continue to own shares of Common Stock and will share in the assets and future growth of the Company. Such interest will be represented by the reduced number of shares resulting from surrender in accord with the exchange amount dictated by the chosen Amendment, except that no fractional shares will be issued.

     The following schedule of stockholders' equity sets forth as of September 30, 2000 (last filed 10Q Report for the Company), on a pro-forma basis, the effect of the adoption of the Reverse Split proposal taking into account the four alternative Reverse Splits described herein. Adoption of the Reverse Split will result in either a one-for-five, one-for-four, one-for-three, or one-for two reverse split of the Common Stock.

                   Pro Forma Schedule of Stockholders' Equity
                   Assuming Adoption of 1 for 2 Reverse Split
                                   (Unaudited)

                                                 Historical           Pro Forma
                                                 September 30, 2000   Adjusted Balance
                                                                      September 30, 2000
                                                 ------------------   ------------------

Stockholders' Equity:
  Class A $2.20 Cumulative
  Preferred Stock - $.001 par value;
  100,000 shares authorized                             100                   100

  Class B Preferred Stock $.001 par value;
  10,000,000 shares authorized                       10,000                10,000

  Common Stock - $.001 par value;
  49,900,000 Shares authorized -
  21,010,387 shares outstanding (1)
  pre split; 10,505,193 outstanding
  post-split                                         21,010                10,505

  Additional Paid -in Capital                    28,750,885            28,761,390
  Accumulated Deficit                           (22,219,351)          (22,219,351)
  Stockholders' notes receivables                  (405,129)             (405,129)
  Advertising and in kind services
  receivable from stockholder                    (3,000,000)           (3,000,000)

  Less treasury stock at cost                      (167,500)             (167,500)

     Total Stockholders' Equity                   2,990,015             2,990,015



(1) Assumes outstanding Common Stock as of March 12, 2001

                   Pro Forma Schedule of Stockholders' Equity
                   Assuming Adoption of 1 for 3 Reverse Split
                                   (Unaudited)

                                                 Historical           Pro Forma
                                                 September 30, 2000   Adjusted Balance
                                                                      September 30, 2000
                                                 ------------------   ------------------

Stockholders' Equity:
  Class A $2.20 Cumulative
  Preferred Stock - $.001 par value;
  100,000 shares authorized                             100                   100

  Class B Preferred Stock $.001 par value;
  10,000,000 shares authorized                       10,000                10,000

  Common Stock - $.001 par value;
  49,900,000 Shares authorized -
  21,010,387 shares outstanding (1)
  pre split; 7,003,462 outstanding
  post-split                                         21,010                 7,003

  Additional Paid -in Capital                    28,750,885            28,764,892
  Accumulated Deficit                           (22,219,351)          (22,219,351)
  Stockholders' notes receivables                  (405,129)             (405,129)
  Advertising and in kind services
  receivable from stockholder                    (3,000,000)           (3,000,000)

  Less treasury stock at cost                      (167,500)             (167,500)

     Total Stockholders' Equity                   2,990,015             2,990,015


(1) Assumes outstanding Common Stock as of March 12, 2001

                   Pro Forma Schedule of Stockholders' Equity
                   Assuming Adoption of 1 for 4 Reverse Split
                                   (Unaudited)

                                                 Historical           Pro Forma
                                                 September 30, 2000   Adjusted Balance
                                                                      September 30, 2000
                                                 ------------------   ------------------

Stockholders' Equity:
  Class A $2.20 Cumulative
  Preferred Stock - $.001 par value;
  100,000 shares authorized                             100                   100

  Class B Preferred Stock $.001 par value;
  10,000,000 shares authorized                       10,000                10,000

  Common Stock - $.001 par value;
  49,900,000 Shares authorized -
  21,010,387 shares outstanding (1)
  pre split; 5,252,596 outstanding
  post-split                                         21,010                 5,253

  Additional Paid -in Capital                    28,750,885            28,766,642
  Accumulated Deficit                           (22,219,351)          (22,219,351)
  Stockholders' notes receivables                  (405,129)             (405,129)
  Advertising and in kind services
  receivable from stockholder                    (3,000,000)           (3,000,000)

  Less treasury stock at cost                      (167,500)             (167,500)

     Total Stockholders' Equity                   2,990,015             2,990,015



(1) Assumes outstanding Common Stock as of March 12, 2001

                   Pro Forma Schedule of Stockholders' Equity
                   Assuming Adoption of 1 for 5 Reverse Split
                                   (Unaudited)

                                                 Historical           Pro Forma
                                                 September 30, 2000   Adjusted Balance
                                                                      September 30, 2000
                                                 ------------------   ------------------

Stockholders' Equity:
  Class A $2.20 Cumulative
  Preferred Stock - $.001 par value;
  100,000 shares authorized                             100                   100

  Class B Preferred Stock $.001 par value;
  10,000,000 shares authorized                       10,000                10,000

  Common Stock - $.001 par value;
  49,900,000 Shares authorized -
  21,010,387 shares outstanding (1)
  pre split; 4,202,077 outstanding
  post-split                                         21,010                 4,202

  Additional Paid -in Capital                    28,750,885            28,767,693
  Accumulated Deficit                           (22,219,351)          (22,219,351)
  Stockholders' notes receivables                  (405,129)             (405,129)
  Advertising and in kind services
  receivable from stockholder                    (3,000,000)           (3,000,000)

  Less treasury stock at cost                      (167,500)             (167,500)

     Total Stockholders' Equity                   2,990,015             2,990,015



(1) Assumes outstanding Common Stock as of March 12, 2001


     Adoption of the Reverse Split proposal as of January 1, 2000 would not have had an effect on net income for the fiscal year ended December 31, 2000. However, net loss per share would have been proportionately increased. No adjustment has been made for the reduction in the number of shares of Common Stock resulting from the payment of cash for fractional shares. The Company does not believe that adoption of the Reverse Split will adversely affect the continued listing of the Company's Common Stock on the NASDAQ Small Cap Market, but, contrary, the Company believes that it may be necessary to achieve the Reverse Split to maintain its listing thereon.

REASONS FOR THE REVERSE SPLIT

     Management of the Company believes that it may be more difficult to attract new investors to the Company because the Common Stock trades at a relatively low price (the closing price on March 9, 2001 was $.62 per share) and desires to increase the per share market quoted price for the Common Stock of the Company to attract new investment which the Company believes that the Reverse Split will accomplish. Most importantly, the Company's listing on NASDAQ is jeopardized unless the market quoted price for the Company's common Stock increases to $1 or more, which the Company believes will be achievable as a result of the Reverse Split.

     It is anticipated that following the consummation of the Reverse Split, the shares of Common Stock will trade at a price per share that is significantly higher than the current market price. However, there can be no assurance that after the consummation of the Reverse Split, the shares of Common stock will trade at a multiple of current market price equal to the result of multiplying such market price by the number of pre-split shares to be surrendered for one resulting post-split share in the alternative Amendment chosen to effectuate the Reverse Split. There is no assurance that the market for the Company's common stock will improve. Stockholders must note that the Board of Directors of the Company cannot predict what actual effect the Reverse Split will have on the market price of the Company's common stock.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

     The exchange of shares of Common Stock will occur on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing pre-split shares of Common Stock are physically surrendered for certificates representing post-split shares of Common Stock. The Company's Transfer Agent will exchange certificates. In the event that the number of shares of post-split Common stock includes a fraction, the Company will pay to the stockholder, in lieu of the issuance of fractional shares of the Company, a cash amount in United States dollars which will be equal to the same fraction multiplied by the average closing price of the Common stock on the NASDAQ Small Cap Market for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received for a fraction share by a shareholder.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of post-split Common Stock such stockholders are entitled to receive as a consequence of the Reverse Split. After receipt of such transmittal form, each holder should surrender the certificates representing pre-split shares of Common Stock of the Company. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of post-split Common Stock to which he is entitled and any cash payable in lieu of a fractional share. The transmittal forms will be accompanied by instructions specifying other details of the exchange. STOCKHOLDERS SHOULD NOT SEND THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Date, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of post-split shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares evidenced by such certificate have been converted, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the certificates representing pre-split shares of Common Stock have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of the surrender of the certificates for pre-split shares of Common Stock, all such unpaid dividends or distributions will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion describes certain federal income tax consequences of the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All shareholders interested in such information should consult with their own advisors.

     This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under State, local or foreign laws.

     STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF PARTICIPATION IN THE REVERSE SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

     The Company should not recognize any gain or loss as a result of the Reverse Split. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Split. The aggregate tax basis of post-split Common Stock received by such a stockholder in connection with the Reverse Split will equal the stockholder's aggregate basis in the pre-split Common Stock exchanged therefor and generally will be allocated among post-split Common Stock received on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in pre-split Common Stock surrendered in the Reverse Split should consult their own tax advisors to determine their basis in the post-split Common Stock received in exchange therefor. A stockholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on the receipt of such cash in an amount equal to the difference between the cash received and his basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share.

                      DISTRIBUTION OF INFORMATION STATEMENT

     The expenses relating to the distribution of this Information Statement will be borne by the Company. The distribution will be made by mail.

                       WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth
Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York, New York 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The Company includes and incorporates by reference herein its Annual Report on Form 10-KSB for the 1999 fiscal year and Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000.

     The Company does and may "incorporate by reference" the information it files with the SEC, which means that the Company can and does disclose important information without re-printing the information in this Information Statement by referring to prior and future filings with the SEC. The information the Company incorporates by reference is an important part of this Information Statement, and later information that the Company files with the SEC will automatically update and supersede this information. The Company incorporates by reference the following documents filed by the Company pursuant to the Securities Exchange Act of 1934: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999; (ii) the Company's Form 10-QSB for the quarter ended September 30, 2000; and (v) any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     You may request a copy of these filings (other than an exhibit to any of these filings unless the Company has specifically incorporated that exhibit by reference into the filing), at a cost of $.25 per page, by writing or telephoning the Company at the following address:

                              Synergy Brands Inc.
                               40 Underhill Blvd.
                            Syosset, New York 11791
                                 (516)-682-1980

     You should rely only on the information the Company has provided or incorporated by reference in this Information Statement or any supplement. We have not authorized any person to provide information other than that provided here. We have not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

FORWARD-LOOKING STATEMENTS AND INFORMATION

     This Information Statement, including the information we incorporate by reference, includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "budgets," "predicts," "estimates" and similar expressions.

     The Company has based the forward-looking statements relating to our operations on our current expectations, estimates and projections about the Company. We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual outcomes and results may differ materially form what we have expressed or forecast in the forward-looking statements.

By Order of the Board of Directors,


-------------------------------------
    Mair Faibish
    Chief Executive Officer

Dated: March 12, 2001

Exhibits

Exhibit 1.1 - Certificate of Amendment of the  Certificate of  Incorporation  (2
              for 1 )

Exhibit 1.2 - Certificate of Amendment of the  Certificate of  Incorporation  (3
              for 1 )

Exhibit 1.3 - Certificate of Amendment of the  Certificate of  Incorporation  (4
              for 1 )

Exhibit 1.4 - Certificate of Amendment of the  Certificate of  Incorporation  (5
              for 1 )

Exhibit 2   - Consent of Majority Stockholders

Exhibit 3   - Consent of Board of Directors